UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 16, 2022, S&P Global Inc. (the “Company”) announced that its wholly owned subsidiary S&P Global Market Intelligence Inc. (“Market Intelligence”) has extended the expiration date of the previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit Ltd. (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes to be issued by the Company and cash and (ii) solicitations of consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Amendments”) that would eliminate substantially all restrictive covenants and certain events of default and other provisions in each of the indentures (collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes, commenced by Market Intelligence on November 16, 2021. Market Intelligence extended such expiration date from 5:00 p.m., New York City time, on February 22, 2022, to 5:00 p.m., New York City time, on February 28, 2022 (as the same may be further extended, the “Expiration Date”).

On November 30, 2021, the requisite number of consents were received to adopt the Amendments with respect to all outstanding series of IHS Markit Notes, and IHS Markit executed supplemental indentures to the IHS Markit Indentures implementing the Amendments. The Amendments will become operative only upon the settlement of the Exchange Offers.

The Exchange Offers and Consent Solicitations were commenced in connection with the pending merger between the Company and IHS Markit (the “Merger”) and are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated November 16, 2021, as amended by the press release dated January 27, 2022, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger, which is expected to occur in the first quarter of 2022. The settlement of the Exchange Offers and Consent Solicitations is expected to occur promptly after the Expiration Date and no earlier than the first business day after the closing date of the Merger.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(99.1)	Press Release, dated February 16, 2022.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: February 16, 2022